UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-09805

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 3

This Form N-CSR relates solely to the Registrant’s Prudential Real Assets Fund (the “Fund”).

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2015
(The Fund changed its fiscal year end from February 28)

Date of reporting period:	10/31/2015

Item 1 – Reports to Stockholders –

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL REAL ASSETS FUND

ANNUAL REPORT • OCTOBER 31, 2015

Objective

Long-term real return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name of Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. ©2015 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide. CoreCommodity Management LLC is a subadviser to the Fund and not a Prudential Financial company.

December 15, 2015

Dear Shareholder:

We hope you find the annual report for the Prudential Real Assets Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2015. Please note that the Fund has changed its year-end fiscal date from February 28 to October 31. Going forward, the Fund’s annual and semi-annual reports will be based on the new fiscal year-end cycle, and will not affect the management or operation of the Fund.

Since market conditions change over time, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind, however, that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® is dedicated to helping you solve your toughest investment challenges—whether it’s capital growth, reliable income, or protection from market volatility and other risks. We offer the expertise of Prudential Financial’s affiliated asset managers that strive to be leaders in a broad range of funds to help you stay on course to the future you envision. They also manage money for major corporations and pension funds around the world, which means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing the Prudential Investments family of funds.

Sincerely,

Stuart S. Parker, President

Prudential Real Assets Fund

Prudential Real Assets Fund	1

Your Fund’s Performance (Unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–8.11%	4.22% (12/30/10)
Class B	–8.85	0.56 (12/30/10)
Class C	–8.76	0.56 (12/30/10)
Class Q	N/A	–6.69 (1/23/15)
Class Z	–7.90	5.53 (12/30/10)
Customized Blend Index	–8.75	—
Barclays US TIPS Index	–1.42	—
Lipper Flexible Portfolio Funds Average*	–2.84	—
Lipper Customized Average*	–11.27	—

Average Annual Total Returns (With Sales Charges) as of 9/30/15
	One Year	Since Inception
Class A	–14.36%	–0.93% (12/30/10)
Class B	–14.54	–0.68 (12/30/10)
Class C	–10.91	–0.48 (12/30/10)
Class Q	N/A	N/A (1/23/15)
Class Z	–9.22	0.51 (12/30/10)
Customized Blend Index	–8.65	—
Barclays US TIPS Index	–0.83	—
Lipper Flexible Portfolio Funds Average*	–5.59	—
Lipper Customized Average*	–14.15	—

*The Fund’s performance is compared to a customized Lipper Average (Customized Average) comprised of real assets funds, although Lipper classifies the Fund in its Flexible Portfolio Funds category. The Fund is compared to the Customized Average because the Fund’s investment manager believes that these funds provide a more appropriate basis for Fund performance comparisons.

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Average Annual Total Returns (With Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–13.17%	–0.31% (12/30/10)
Class B	–13.32	–0.08 (12/30/10)
Class C	–9.65	0.12 (12/30/10)
Class Q	N/A	N/A (1/23/15)
Class Z	–7.90	1.12 (12/30/10)

Average Annual Total Returns (Without Sales Charges) as of 10/31/15
	One Year	Since Inception
Class A	–8.11%	0.86% (12/30/10)
Class B	–8.85	0.12 (12/30/10)
Class C	–8.76	0.12 (12/30/10)
Class Q	N/A	N/A (1/23/15)
Class Z	–7.90	1.12 (12/30/10)

Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Prudential Real Assets Fund (Class A shares) with a similar investment in the Customized Blend Index and Barclays US TIPS Index, by portraying the initial account values at the commencement of operations for Class A shares (December 30, 2010) and the account values at the end of the current fiscal year (October 31, 2015) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class Q,

Prudential Real Assets Fund	3

Your Fund’s Performance (continued)

and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception returns are provided for any share class with less than 10 calendar years of returns.

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Q	Class Z
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	5% (Yr. 1) 4% (Yr. 2) 3% (Yr. 3) 2% (Yr. 4) 1% (Yr. 5/6) 0% (Yr. 7)	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30% (.25% currently)	1%	1%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

Customized Blend Index

The Customized Blend Index (Customized Blend) is a model portfolio consisting of the Bloomberg Commodity Index (33.3%), Morgan Stanley Capital International (MSCI) World Real Estate Net Dividend (ND) Index (33.3%), and Barclays US TIPS Index (33.3%). Each component of the Customized Blend is an unmanaged index generally

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considered as representing the performance of the Fund’s asset classes. The Customized Blend is intended to provide a theoretical comparison of the Fund’s performance, based on the amounts allocated to each asset class rather than on amounts allocated to various Fund segments. The Bloomberg Commodity Index is a diversified benchmark for the commodity futures market. It is composed of futures contracts on 19 physical commodities traded on US exchanges, with the exception of aluminum, nickel, and zinc, which trade on the London Metal Exchange (LME). The MSCI World Real Estate Net Dividend (ND) Index is a sub-index of the MSCI World Index and represents only securities in the GICS Real Estate Industry Group. The cumulative total returns for the Customized Blend Index measured from the month-end closest to the inception date for Class A, B, C, and Z shares through 10/31/15 are –2.40% and –6.31% for Class Q shares. The average annual total returns for the Customized Blend Index measured from the month-end closest to the inception date for Class A, B, C, and Z shares through 9/30/15 are –0.93%. Class Q shares have been in existence for less than one year and have no average annual total return performance available.

Barclays US TIPS Index

The Barclays US Treasury Inflation-Protected Securities Index (TIPS Index) is an unmanaged index that consists of inflation-protected securities issued by the US Treasury. The cumulative total returns for the TIPS Index measured from the month-end closest to the inception date for Class A, B, C, and Z shares through 10/31/15 are 14.43% and –3.59% for Class Q shares. The average annual total returns for the TIPS Index measured from the month-end closest to the inception date for Class A, B, C, and Z shares through 9/30/15 are 2.82%. Class Q shares have been in existence for less than one year and have no average annual total return performance available.

Lipper Flexible Portfolio Funds Average

The Lipper Flexible Portfolio Funds Average (Lipper Average) is based on the average return of all funds in the Lipper Flexible Portfolio Funds category for the periods noted. Funds in the Lipper Average allocate their investments across various asset classes, including domestic common stocks, bonds, and money market instruments, with a focus on total return. The cumulative total returns for the Lipper Average measured from the month-end closest to the inception date for Class A, B, C, and Z shares through 10/31/15 are 27.30% and –1.94% for Class Q shares. The average annual total returns for the Lipper Average measured from the month-end closest to the inception date for Class A, B, C, and Z shares through 9/30/15 are 4.05%. Class Q shares have been in existence for less than one year and have no average annual total return performance available.

Lipper Customized Average

See explanation on page 2. The cumulative total returns for the Lipper Customized Average measured from the month-end closest to the inception date for Class A, B, C, and Z shares through 10/31/15 are –5.68% and –7.33% for Class Q shares. The average annual total returns for the Lipper Customized Average measured from the month-end closest to the inception date for Class A, B, C, and Z shares through 9/30/15 are –2.19%. Class Q shares have been in existence for less than one year and have no average annual total return performance available.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. The Since Inception returns for the Indexes and Lipper Averages are measured from the closest month-end to the inception date for the indicated share class.

Prudential Real Assets Fund	5

Your Fund’s Performance (continued)

Five Largest Holdings expressed as a percentage of net assets as of 10/31/15
Prudential US Real Estate Fund (Class Z), Affiliated Mutual Funds	16.0%
Prudential Jennison Global Infrastructure Fund (Class Z), Affiliated Mutual Funds	13.6
Prudential International Real Estate Fund (Class Z), Affiliated Mutual Funds	13.5
U.S. Treasury Inflation Indexed Bonds, TIPS, 0.125%, 04/15/17-07/15/24, U.S. Treasury Obligations	9.8
Prudential Short Duration High Yield Income Fund (Class Q), Affiliated Mutual Funds	5.6

Holdings reflect only long-term investments and are subject to change.

Allocation expressed as a percentage of net assets as of 10/31/15
Real Estate	29.5%
US Treasury Obligations	27.9
Utilities/Infrastructure	13.6
High Yield	8.6
Master Limited Partnerships (MLPs)	3.1

Allocation reflects only long-term investments and is subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Prudential Real Assets Fund’s Class A shares fell –8.11%, underperforming the –1.42% decline of its primary benchmark, the Barclays US Treasury Inflation-Protected Securities (TIPS) Index (the TIPS Index). The Fund also outperformed the –8.75% decline of the Customized Blend Index (the Secondary Index), which is composed of an equally weighted mix of commodities, TIPS, and real estate investment trusts (REITs).

What were market conditions like during the reporting period?

The period was dominated by slow but positive economic growth in the United States and fear of worsening economic conditions in Europe and China, resulting in a volatile but positive 12 months for US equities overall. However, the drop in Chinese demand for imports together with rising supplies of energy commodities led to plunges in energy prices late in 2014 and again between May and September 2015.

The decline in energy costs may have helped support overall US economic growth, but energy-related stocks pulled down the market averages over the period, constraining overall equity returns. Although reduced Chinese imports affected other countries’ economic growth more than that of the United States, they also dampened the demand for stocks globally.

Although the US Federal Reserve continued to defer any move to raise interest rates, the fear that a rise was imminent continued to affect both stock and bond markets. The broad REIT markets, however, provided a solid return to investors, mostly on gains at the beginning and end of the reporting period.

What were risk conditions like during the reporting period?

Despite continued accommodative monetary policy across most of the world, the period proved to be challenging for risk assets. It proved particularly difficult for asset classes that are sensitive to energy prices, with the price of oil dropping more than 40%. This was followed by concerns that the impact of slowing Chinese economic growth on other emerging market economies was hampering global growth generally. This was a difficult market environment for real assets, given their sensitivity to energy prices and a lack of inflationary pressures across the globe.

The third quarter of 2015 was a particularly challenging period for risk assets. Equity volatility hit levels last seen during the Europe sovereign debt crisis in 2011. Escalating concerns about Chinese growth sparked a global stock sell-off.

Prudential Real Assets Fund	7

Strategy and Performance Overview (continued)

Which asset allocation strategies contributed most to the Fund?

•	The best-performing segment of the Fund was an off-benchmark allocation to short duration high yield bonds, which significantly outperformed the Fund’s Secondary Index.

•

The Fund also benefited from being underweight relative to the primary benchmark in commodities, with an average exposure of 13% versus a 33% allocation to commodities in the Secondary Index. Commodities declined by nearly 29% over the period, augmenting the Fund’s relative performance. An off-benchmark allocation to gold, albeit small, also made a positive contribution because gold outperformed the Secondary Index.

Which asset allocation strategies detracted most from the Fund?

•

The worst-performing segment of the Fund was an off-benchmark allocation to master limited partnerships (MLPs), which fell nearly 30% for the period. However, the average allocation to MLPs was significantly lower than it had been during the prior reporting period.

•	An off-benchmark allocation to natural resource equities also detracted from relative performance. This segment of the portfolio was hit hard by the precipitous decline in energy prices.

•

In addition, the Fund’s underweight exposure to TIPS detracted from its performance relative to the Secondary Index, as the Fund was outperformed by the TIPS Index. The Fund had 25.6% of its holdings in TIPS, which increased in the third quarter, due to higher levels of volatility.

How did the Fund’s derivatives holdings impact performance?

The Fund’s strategies that hold derivatives had a significant impact on relative performance due to their sizable exposure to struggling commodity futures. The Core Commodities segment is a sleeve within the Fund that consists of futures contracts on individual commodities. This segment declined by more than a quarter during the reporting period, although it did slightly outperform the Bloomberg Commodity Index.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2015, at the beginning of the period, and held through the six-month period ended October 31, 2015. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of

Prudential Real Assets Fund	9

Fees and Expenses (continued)

Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Real Assets Fund		Beginning Account Value May 1, 2015	Ending Account Value October 31, 2015	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$925.60	1.27%	$6.16
	Hypothetical	$1,000.00	$1,018.80	1.27%	$6.46

Class B	Actual	$1,000.00	$921.80	2.02%	$9.78
	Hypothetical	$1,000.00	$1,015.02	2.02%	$10.26

Class C	Actual	$1,000.00	$921.80	2.02%	$9.78
	Hypothetical	$1,000.00	$1,015.02	2.02%	$10.26

Class Q	Actual	$1,000.00	$925.80	0.92%	$4.47
	Hypothetical	$1,000.00	$1,020.57	0.92%	$4.69

Class Z	Actual	$1,000.00	$926.30	1.02%	$4.95
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2015, and divided by the 365 days. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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The Fund’s annualized expense ratios for the period ended October 31, 2015, are as follows:

Class	Gross Operating Expenses	Net Operating Expenses
A	2.10%	1.26%
B	2.80	2.01
C	2.80	2.01
Q	1.71	0.92
Z	1.80	1.01

Net operating expenses shown above reflect fee waivers and/or expense reimbursements. These figures include a weighted average of the net operating expenses of the underlying Funds in which the Fund invests. Such expenses, annualized, amounted to 0.77% for each share class, of which 0.07% relates to the tax expense associated with the underlying Prudential Jennison MLP Fund. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

Prudential Real Assets Fund	11

Consolidated Portfolio of Investments

as of October 31, 2015

Description			Shares	Value (Note 1)
LONG-TERM INVESTMENTS 84.9%

AFFILIATED MUTUAL FUNDS 57.0%
Prudential Floating Rate Income Fund (Class Z)			489,046	$4,768,195
Prudential International Real Estate Fund (Class Z)			2,078,623	21,139,592
Prudential Jennison Global Infrastructure Fund (Class Z)			1,866,904	21,413,392
Prudential Jennison MLP Fund (Class Z)			593,583	4,926,741
Prudential Jennison Natural Resources Fund, Inc. (Class Q)*			101,048	3,439,659
Prudential Short Duration High Yield Income Fund (Class Q)			958,028	8,775,533
Prudential US Real Estate Fund (Class Z)			1,774,559	25,127,762

TOTAL AFFILIATED MUTUAL FUNDS (cost $87,662,552)(a)				89,590,874

	Interest Rate	Maturity Date	Principal Amount (000)#
U.S. TREASURY OBLIGATIONS 27.9%
U.S. Treasury Inflation Indexed Bonds, TIPS	0.125%	04/15/17-07/15/24	15,070	15,346,081
U.S. Treasury Inflation Indexed Bonds, TIPS	0.250%	01/15/25	435	420,567
U.S. Treasury Inflation Indexed Bonds, TIPS	0.375%	07/15/23-07/15/25	980	977,209
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%	02/15/43	195	174,067
U.S. Treasury Inflation Indexed Bonds, TIPS	0.625%	07/15/21-01/15/24	3,965	4,114,483
U.S. Treasury Inflation Indexed Bonds, TIPS	0.750%	02/15/42-02/15/45	1,510	1,402,719
U.S. Treasury Inflation Indexed Bonds, TIPS	1.125%	01/15/21	2,935	3,323,558
U.S. Treasury Inflation Indexed Bonds, TIPS	1.375%	01/15/20-02/15/44	2,430	2,632,469
U.S. Treasury Inflation Indexed Bonds, TIPS	1.625%	01/15/18	1,560	1,838,962
U.S. Treasury Inflation Indexed Bonds, TIPS	2.000%	01/15/26	2,065	2,784,739
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125%	01/15/19	860	1,016,790
U.S. Treasury Inflation Indexed Bonds, TIPS	2.125%	02/15/40-02/15/41	680	898,013
U.S. Treasury Inflation Indexed Bonds, TIPS	2.375%	01/15/17-01/15/27	3,855	5,310,839
U.S. Treasury Inflation Indexed Bonds, TIPS	2.500%	01/15/29	1,185	1,586,099
U.S. Treasury Inflation Indexed Bonds, TIPS	2.625%	07/15/17	450	542,768
U.S. Treasury Inflation Indexed Bonds, TIPS	3.625%	04/15/28	200	391,844
U.S. Treasury Inflation Indexed Bonds, TIPS	3.875%	04/15/29	530	1,063,526

TOTAL U.S. TREASURY OBLIGATIONS (cost $44,332,141)				43,824,733

TOTAL LONG-TERM INVESTMENTS (cost $131,994,693)				133,415,607

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	13

Consolidated Portfolio of Investments

as of October 31, 2015 continued

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 1)

SHORT-TERM INVESTMENTS 11.0%

U.S. TREASURY OBLIGATIONS(b)(c) 10.4%
U.S. Treasury Bills	0.016%	01/14/16	7,500	$7,498,763
U.S. Treasury Bills(d)	0.060%	11/19/15	1,900	1,900,021
U.S. Treasury Bills(d)	0.075%	11/19/15	6,600	6,600,072
U.S. Treasury Bills(d)	0.080%	12/17/15	100	99,999
U.S. Treasury Bills(d)	0.100%	12/17/15	100	99,999
U.S. Treasury Bills(d)	0.210%	03/03/16	200	199,931

TOTAL U.S. TREASURY OBLIGATIONS (cost $16,399,548)				16,398,785

			Shares
AFFILIATED MONEY MARKET MUTUAL FUND 0.6%
Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $896,914)(a)(Note 3)			896,914	896,914

TOTAL SHORT-TERM INVESTMENTS (cost $17,296,462)				17,295,699

TOTAL INVESTMENTS 95.9% (cost $149,291,155) (Note 5)				150,711,306
Other assets in excess of liabilities(e) 4.1%				6,401,398

NET ASSETS 100.0%				$157,112,704

The following abbreviations are used in the annual report:

LME—London Metal Exchange

OTC—Over-the-counter

TIPS—Treasury Inflation-Protected Securities

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the underlying funds in which the Fund invests.
(b)	Rate shown is the effective yield at purchase date.
(c)	Represents security held in the Cayman Subsidiary.
(d)	Represents security, or a portion thereof, segregated as collateral for futures contracts.

See Notes to Consolidated Financial Statements.

14

(e)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Commodity Futures contracts outstanding at October 31, 2015(1):

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation (Depreciation)(2)
	Long Positions:
37	Brent Crude	Jan. 2016	$1,886,841	$1,861,470	$(25,371)
10	Coffee ‘C’	Dec. 2015	489,244	453,563	(35,681)
12	Copper	Dec. 2015	708,662	695,250	(13,412)
11	Copper	Mar. 2016	655,125	639,787	(15,338)
66	Corn	Dec. 2015	1,262,960	1,261,425	(1,535)
5	Cotton No. 2	Dec. 2015	163,130	158,300	(4,830)
1	Cotton No. 2	Mar. 2016	31,490	31,500	10
14	Gasoline RBOB	Jan. 2016	819,256	806,265	(12,991)
52	Gold 100 OZ	Dec. 2015	5,832,887	5,935,280	102,393
8	Hard Red Winter Wheat	Dec. 2015	203,138	197,500	(5,638)
7	Lean Hogs	Dec. 2015	178,230	165,760	(12,470)
1	Lean Hogs	Aug. 2016	31,950	29,960	(1,990)
1	Lean Hogs	Oct. 2016	27,230	26,320	(910)
5	Live Cattle	Dec. 2015	288,130	283,450	(4,680)
1	Live Cattle	Jun. 2016	58,590	53,110	(5,480)
2	LME Nickel	Nov. 2015	130,557	120,504	(10,053)
3	LME Nickel	Dec. 2015	215,886	180,873	(35,013)
2	LME Nickel	Jan. 2016	124,974	120,720	(4,254)
3	LME Nickel	Mar. 2016	193,491	181,368	(12,123)
11	LME PRI Aluminum	Nov. 2015	438,524	399,506	(39,018)
13	LME PRI Aluminum	Dec. 2015	596,141	476,206	(119,935)
11	LME PRI Aluminum	Jan. 2016	438,730	406,931	(31,799)
13	LME PRI Aluminum	Mar. 2016	561,239	480,594	(80,645)
5	LME Zinc	Nov. 2015	230,188	211,813	(18,375)
1	LME Zinc	Dec. 2015	54,075	42,519	(11,556)
5	LME Zinc	Jan. 2016	221,738	213,469	(8,269)
4	LME Zinc	Mar. 2016	193,773	171,750	(22,023)
82	Natural Gas	Jan. 2016	2,331,300	2,041,800	(289,500)
13	No. 2 Soft Red Winter Wheat	Dec. 2015	334,100	339,300	5,200
4	No. 2 Soft Red Winter Wheat	Mar. 2016	96,187	105,100	8,913
12	NY Harbor ULSD	Jan. 2016	811,902	777,823	(34,079)
16	Silver	Dec. 2015	1,228,170	1,245,360	17,190
12	Soybean	Jan. 2016	535,479	531,450	(4,029)
6	Soybean	Mar. 2016	280,300	266,625	(13,675)

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	15

Consolidated Portfolio of Investments

as of October 31, 2015 continued

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2015	Unrealized Appreciation (Depreciation)(2)
	Long Positions (cont’d.):
8	Soybean Meal	Jan. 2016	$244,200	$242,480	$(1,720)
2	Soybean Meal	Mar. 2016	61,110	60,300	(810)
30	Soybean Oil	Jan. 2016	529,503	513,360	(16,143)
28	Sugar #11 (World)	Mar. 2016	393,142	455,347	62,205
14	Sugar #11 (World)	Jul. 2016	217,224	218,423	1,199
40	WTI Crude	Jan. 2016	1,981,137	1,898,800	(82,337)

					(778,572)

	Short Positions:
2	LME Nickel	Nov. 2015	124,710	120,504	4,206
3	LME Nickel	Dec. 2015	197,070	180,873	16,197
1	LME Nickel	Mar. 2016	63,960	60,456	3,504
11	LME PRI Aluminum	Nov. 2015	430,495	399,507	30,988
13	LME PRI Aluminum	Dec. 2015	590,880	476,206	114,674
2	LME PRI Aluminum	Mar. 2016	80,714	73,937	6,777
5	LME Zinc	Nov. 2015	220,218	211,812	8,406
1	LME Zinc	Dec. 2015	54,375	42,519	11,856

					196,608

					$(581,964)

(1)	Represents positions held in the Cayman Subsidiary.
(2)	U.S. Treasury obligations with a combined market value of $3,100,034 and $399,929 have been segregated with Credit Suisse First Boston Corp. and Goldman Sachs & Co. to cover requirements for open futures contracts at October 31, 2015. In addition, cash and cash equivalents have been earmarked to cover the notional amount of commodity futures contracts as of October 31, 2015.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Consolidated Financial Statements.

16

The following is a summary of the inputs used as of October 31, 2015 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Affiliated Mutual Funds	$89,590,874	$—	$—
U.S. Treasury Obligations	—	60,223,518	—
Affiliated Money Market Mutual Fund	896,914	—	—
Other Financial Instruments*
Futures Contracts	(581,964)	—	—

Total	$89,905,824	$60,223,518	$—

*	Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forwards and exchange traded swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2015 were as follows (Unaudited):

U.S. Treasury Obligations	38.3%
Real Estate	29.5
Utilities/Infrastructure	13.6
High Yield	8.6
Master Limited Partnerships (MLPs)	3.1
Natural Resources	2.2
Affiliated Money Market Mutual Fund	0.6

95.9
Other assets in excess of liabilities	4.1

100.0%

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	17

Consolidated Portfolio of Investments

as of October 31, 2015 continued

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is commodity contracts risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2015 as presented in the Consolidated Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Commodity contracts	Due from/to broker— variation margin futures	$393,718	*	Due from/to broker— variation margin futures	$975,682	*

*	Includes cumulative appreciation/depreciation as reported in the schedule of open futures contracts. Only unsettled variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

The effects of derivative instruments on the Consolidated Statement of Operations for the period ended October 31, 2015 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$(3,382,645)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Commodity contracts	$(378,538)

For the period ended October 31, 2015, the Fund’s average value at trade date for futures long position was $22,068,595 and for futures short position was $1,580,159.

See Notes to Consolidated Financial Statements.

18

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

CONSOLIDATED FINANCIAL STATEMENTS

ANNUAL REPORT • OCTOBER 31, 2015

Prudential Real Assets Fund

Consolidated Statement of Assets & Liabilities

as of October 31, 2015

Assets
Investments at value:
Affiliated investments (cost $88,559,466)	$90,487,788
Unaffiliated investments (cost $60,731,689)	60,223,518
Cash	6,447,479
Receivable for investments sold	307,514
Due from broker—variation margin futures	140,848
Dividends and interest receivable	116,299
Receivable for Fund shares sold	36,129
Due from manager	27,128
Prepaid expenses	860

Total assets	157,787,563

Liabilities
Payable for investments purchased	401,115
Accrued expenses and other liabilities	126,802
Payable for Fund shares reacquired	114,143
Due to broker-variation margin futures	16,520
Affiliated transfer agent fee payable	9,858
Distribution fee payable	6,421

Total liabilities	674,859

Net Assets	$157,112,704

Net assets were comprised of:
Shares of beneficial interest, at par	$16,777
Paid-in capital in excess of par	169,364,701

169,381,478
Distributions in excess of net investment income	(7,547)
Accumulated net realized loss on investment transactions	(13,099,433)
Net unrealized appreciation on investments and foreign currencies	838,206

Net assets, October 31, 2015	$157,112,704

See Notes to Consolidated Financial Statements.

20

Class A
Net asset value and redemption price per share, ($9,874,946 ÷ 1,055,458 shares of beneficial interest issued and outstanding)	$9.36
Maximum sales charge 5.50% of offering price)	.54

Maximum offering price to public	$9.90

Class B
Net asset value, offering price and redemption price per share, ($1,174,577 ÷ 125,742 shares of beneficial interest issued and outstanding)	$9.34

Class C
Net asset value, offering price and redemption price per share, ($3,816,684 ÷ 408,825 shares of beneficial interest issued and outstanding)	$9.34

Class Q
Net asset value, offering price and redemption price per share, ($53,462,658 ÷ 5,709,750 shares of beneficial interest issued and outstanding)	$9.36

Class Z
Net asset value, offering price and redemption price per share, ($88,783,839 ÷ 9,476,743 shares of beneficial interest issued and outstanding)	$9.37

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	21

Consolidated Statement of Operations

	Eight Months Ended October 31, 2015	Year Ended February 28, 2015
Net Investment Income
Income
Affiliated dividend income	$610,270	$1,194,686
Interest income	662,300	148,067

Total income	1,272,570	1,342,753

Expenses
Management fee	653,879	708,792
Distribution fee—Class A	22,212	36,060
Distribution fee—Class B	8,675	15,482
Distribution fee—Class C	28,729	43,199
Transfer agent’s fees and expenses (including affiliated expense of $41,000 and $31,000)	66,000	67,000
Custodian and accounting fees	58,000	82,000
Shareholders’ reports	54,000	43,000
Audit fee	47,000	51,000
Registration fees	44,000	82,000
Legal fees and expenses	16,000	20,000
Trustees’ fees	10,000	15,000
Insurance expenses	1,000	1,000
Loan interest expense	68	—
Miscellaneous	13,256	18,509

Total expenses	1,022,819	1,183,042
Less: Management fee waiver and/or expense reimbursement	(752,512)	(861,457)
Distribution fee waiver—Class A	(3,702)	(6,010)

Net expenses	266,605	315,575

Net investment income	1,005,965	1,027,178

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated $(2,117,367) and $638,063)	(2,429,537)	688,536
Net capital gain distribution received (including affiliated $0 and $872,137)	—	872,137
Futures transactions	(3,382,645)	(3,254,075)
Swap agreements transactions	—	3,135

`	(5,812,182)	(1,690,267)

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated $(4,329,844) and $3,066,195)	(5,581,382)	3,449,379
Futures	(378,538)	(755,938)
Foreign currencies	376	(347)

	(5,959,544)	2,693,094

Net gain (loss) on investment and foreign currency transactions	(11,771,726)	1,002,827

Net Increase (Decrease) In Net Assets Resulting From Operations	$(10,765,761)	$2,030,005

See Notes to Consolidated Financial Statements.

22

Consolidated Statement of Changes in Net Assets

	Eight Months Ended	Year Ended February 28,
	October 31, 2015	2015	2014
Increase (Decrease) in Net Assets
Operations
Net investment income	$1,005,965	$1,027,178	$788,846
Net realized gain (loss) on investment and foreign currency transactions	(5,812,182)	(1,690,267)	2,563,973
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(5,959,544)	2,693,094	(1,764,960)

Net increase (decrease) in net assets resulting from operations	(10,765,761)	2,030,005	1,587,859

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(40,142)	(141,904)	(90,851)
Class B	(1,107)	(8,169)	(136)
Class C	(3,607)	(25,038)	(327)
Class Q	(276,766)	—	—
Class Z	(437,979)	(1,453,664)	(613,804)

	(759,601)	(1,628,775)	(705,118)

Tax return of capital
Class A	(27,544)	—	—
Class B	(759)	—	—
Class C	(2,475)	—	—
Class Q	(189,905)	—	—
Class Z	(300,526)	—	—

	(521,209)	—	—

Distributions from net realized gains
Class A	(36,717)	(721,781)	—
Class B	(4,281)	(85,612)	—
Class C	(14,702)	(216,138)	—
Class Q	(32)	—	—
Class Z	(307,469)	(4,211,276)	—

	(363,201)	(5,234,807)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	68,117,764	41,756,226	36,122,510
Net asset value of shares issued in reinvestment of dividends, distributions and tax return of capital	1,640,058	6,849,358	704,467
Cost of shares reacquired	(17,545,013)	(11,972,235)	(31,560,883)

Net increase in net assets from Fund share transactions	52,212,809	36,633,349	5,266,094

Total increase	39,803,037	31,799,772	6,148,835

Net Assets:
Beginning of period	117,309,667	85,509,895	79,361,060

End of period	$157,112,704	$117,309,667	$85,509,895

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	23

Notes to Consolidated Financial Statements

Prudential Investment Portfolios 3 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was established on January 28, 2000, as a Delaware Business Trust. The Trust operates as a series company. At October 31, 2015, the Trust consisted of five investment portfolios (each a “Fund” and collectively the “Funds”): Prudential Jennison Select Growth Fund, Prudential Strategic Value Fund, Prudential Global Tactical Allocation Fund, Prudential Real Assets Fund and Prudential Unconstrained Bond Fund. The information presented in these consolidated financial statements pertains to Prudential Real Assets Fund (the “Fund”), a non-diversified series of the Trust. The Fund commenced investment operations on December 30, 2010. The investment objective of the Fund is to seek long-term real return.

The Fund’s fiscal year end has changed from an annual reporting period that ends February 28 to one that ends October 31. This change should have no impact on the way the Fund is managed. Shareholders will receive future annual and semi-annual reports on the new fiscal year-end schedule.

The Fund wholly owns and controls the Prudential Real Assets Subsidiary, Ltd. (the “Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary is not registered as an investment company under the 1940 Act. The Fund’s Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. The consolidated financial statements of the Fund include the financial results of its wholly-owned subsidiary.

The Subsidiary commenced operations on January 3, 2011. The Fund commenced reporting on a consolidated basis as of such commencement date in accordance with the accounting rules relating to reporting of a wholly-owned subsidiary. The Consolidated Portfolio of Investments includes positions of the Fund and the Subsidiary. These consolidated financial statements include the accounts of the Fund and the Subsidiary. All significant inter-company balances and transactions between the Fund and the Subsidiary have been eliminated in consolidation. The Fund will seek to gain exposure to commodities, commodities-related instruments, derivatives and other investments by directly investing in those instruments or through investments in the Subsidiary. The Subsidiary participates in the same investment goal

24

as the Fund. The Subsidiary pursues its investment goal by investing in commodities, commodities-related instruments, derivatives and other investments. The Subsidiary (unlike the Fund) may invest without limitation in these instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund. The portion of the Fund’s or Subsidiary’s assets exposed to any particular commodity, derivative or other investment will vary based on market conditions, but from time to time some exposure could be substantial.

To the extent of the Fund’s investment through the Subsidiary, it will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund’s commodity and gold/defensive asset classes and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund’s disclosures and operations will be subject to compliance with applicable regulations governing commodity pools in accordance to recent Commodity Futures Trading Commission rule amendments.

As of October 31, 2015, the Fund held $22,972,464 in the Subsidiary, representing 14.6% of the Fund’s net assets.

Note 1. Accounting Policies

The Fund and its subsidiary follow investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its consolidated financial statements.

Securities Valuation: The Fund and its subsidiary hold securities and other assets that are fair valued at the close of each day the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current

Prudential Real Assets Fund	25

Notes to Consolidated Financial Statements

continued

Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Consolidated Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price; they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. Such securities are valued using model prices to the extent that the valuation meets the established confidence level for each security. If the confidence level is not met or the vendor does not provide a model price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory Notes (“P-notes”) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

26

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally valued at prices provided by approved independent pricing vendors. The pricing vendors provide these prices after evaluating observable inputs including, but not limited to yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations, and reported trades. Securities valued using such vendor prices are classified as Level 2 in the fair value hierarchy.

OTC derivative instruments are generally valued using pricing vendor services, which derive the valuation based on inputs such as underlying asset prices, indices, spreads, interest rates, and exchange rates. These instruments are categorized as Level 2 in the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are generally valued at the daily settlement price determined by the respective exchange. These securities are classified as Level 2 in the fair value hierarchy, as the daily settlement price is not public.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current daily rates of exchange.

Prudential Real Assets Fund	27

Notes to Consolidated Financial Statements

continued

(ii) Purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, forward currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies. Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

Commodities: The Fund gains exposure to commodity markets through direct investment of the Fund’s assets or through the Subsidiary. The Fund gains exposure to the commodity markets primarily through exchange-traded futures on commodities held by the Subsidiary. The Fund may invest up to 25% of the Fund’s total assets in the Subsidiary. The Subsidiary may invest in commodity investments without limit. The Fund invests in the Subsidiary in order to gain exposure to commodities within the limitations of the federal tax law requirements applicable to regulated investment companies such as the Fund. The Fund may invest directly in commodity-linked structured notes (CLNs) and in ETFs whose returns are linked to commodities or commodity indices within the limits of applicable tax law. Commodities are assets

28

that have tangible properties, such as oil, agriculture products and precious metals. The value of commodities may be affected by, among other things, changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargos, tariffs and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional risks which subject the Fund’s investments to greater volatility than investments in traditional securities.

Inflation-Protected Securities: The Fund invests in inflation-protected securities, which unlike traditional debt securities that make fixed or variable principal and interest payments, are structured to provide protection against the negative effects of inflation. The value of the debt securities’ principal is adjusted to track changes in an official inflation measure. For example, the U.S. Treasury currently uses the Consumer Price Index for Urban Consumers as a measure of inflation for Treasury Inflation-Protected Securities (“TIPS”). Other inflation-protected securities may not carry a similar guarantee by their issuer. A Fund may buy TIPS that are designed to provide an investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed. The principal value rises or falls based on the changes in the published Consumer Price Index. If inflation occurs, the principal and interest payments on TIPS are adjusted to protect investors from inflationary loss. If deflation occurs, the principal and interest payments will be adjusted downward, although the principal will not fall below its face amount at maturity.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Consolidated Statement of Operations as net realized gain or loss on financial futures contracts.

Prudential Real Assets Fund	29

Notes to Consolidated Financial Statements

continued

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange traded futures and options and guarantees the futures and options against default.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management, that may differ from actual.

Net investment income or loss (other than distribution fees which are charged directly to the respective class and transfer agency fees specific to Class Q shares which are charged to that share class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly and distributions from net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid- in capital in excess of par, as appropriate.

30

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund’s affairs and supervises the Subadvisers’ performance of all investment advisory services. PI has entered into subadvisory agreements with Quantitative Management Associates LLC (“QMA”), Prudential Investment Management, Inc. (“PIM”) and CoreCommodity Management, LLC (“Core”), each a Subadviser and together, the Subadvisers. The subadvisory agreements provide that the Subadvisers furnish investment advisory services in connection with the management of the Fund. In connection therewith, the Subadvisers are obligated to keep certain books and records of the Fund. Pursuant to the advisory agreement, PI pays the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. On or about January 4, 2016, PIM will be renamed PGIM, Inc.

The management fee paid to PI is accrued daily and payable monthly at an annual rate of .60% of the average daily net assets of the Fund. For the eight months ended October 31, 2015, waivers and/or expense reimbursements exceeded the management fee rate.

The Subsidiary has entered into a separate management agreement with PI whereby PI provides advisory and other services to the Subsidiary substantially similar to the services provided by PI to the Fund as discussed above. In consideration for these services, the Subsidiary will pay the Manager a monthly fee at the annual rate of .60% of the average daily net assets of the Subsidiary. PI has contractually agreed to waive any management fee it receives from the Fund in an amount equal to the management fees paid by the Subsidiary. This waiver will remain in effect for so long as the Fund remains invested or intends to invest in the Subsidiary. PI also had entered into two separate Subadvisory Agreements with QMA and Core relating to the Subsidiary.

Prudential Real Assets Fund	31

Notes to Consolidated Financial Statements

continued

PI had contractually agreed to limit net annual fund operating expenses and acquired fund fees and expenses (exclusive of distribution and service (12b-1) fees, interest, dividend and interest expense on short sales (including Acquired Fund dividend and interest expense on short sales), brokerage, taxes (including Acquired Fund taxes), extraordinary and certain other expenses of each class of shares) to 1.50% of the Fund’s average daily net assets. Effective on May 16, 2013, the expense limit was reduced to .95% of the Fund’s average daily net assets. Effective on January 23, 2015, the expense limit (exclusive of distribution and service (12b-1) fees, interest, dividend and interest expense on short sales (including acquired fund dividend and interest expense on short sales), brokerage, taxes (including acquired fund taxes), transfer agency expenses (including sub-transfer agency and networking fees), extraordinary and certain other expenses) was reduced to ..85% of the Fund’s average daily net assets.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C, Class Q, and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, and Class C shares, pursuant to plans of distribution (the “Distribution Plans”) regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Q and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. PIMS has contractually agreed to limit such fees to .25% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it has received $6,449 in front-end sales charges resulting from sales of Class A shares during the eight months ended October 31, 2015. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the eight months ended October 31, 2015, it received $3,005 and $1,070 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PIMS, QMA, PIM, and PI are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

32

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Consolidated Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core Fund are disclosed on the Consolidated Statement of Operations as “Affiliated dividend income”.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the eight months ended October 31, 2015, aggregated $103,178,179 and $56,708,296 respectively. United States government securities represent $44,821,205 and $28,891,096 of those purchases and sales, respectively.

A summary of cost of purchases and proceeds of sales of shares of affiliated mutual funds, other than short-term investments, for the eight months ended October 31, 2015 is presented as follows:

Affiliated Mutual Funds	Value, Beginning of Period	Cost of Purchases	Proceeds of Sales	Distributions Received		Value, End of Period
Prudential Floating Rate Income Fund (Class Z)	$—	$5,224,004	$339,500	$69,304		$4,768,195
Prudential International Real Estate Fund (Class Z)	17,270,560	10,707,400	5,726,400	—		21,139,592
Prudential Jennison Global Infrastructure Fund (Class Z)	16,748,540	9,453,712	2,977,800	145,112	*	21,413,392
Prudential Jennison MLP Fund (Class Z)	5,286,575	7,453,415	5,957,800	163,315	*	4,926,741
Prudential Jennison Natural Resources Fund, Inc. (Class Q)	2,372,856	6,106,100	3,703,200	—		3,439,659
Prudential Short Duration High Yield Income Fund (Class Q)	5,937,914	8,164,362	5,102,300	217,781		8,775,533
Prudential US Real Estate Fund (Class Z)	18,152,623	11,247,981	4,010,200	283,662		25,127,762

	$65,769,068	$58,356,974	$27,817,200	$879,174		$89,590,874

*	Amount includes return of capital distribution.

Prudential Real Assets Fund	33

Notes to Consolidated Financial Statements

continued

Note 5. Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present distributions in excess of net investment income, accumulated net realized loss on investment transactions and paid-in capital in excess of par on the Consolidated Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income and accumulated net realized loss on investment transactions. For the period ended October 31, 2015, the adjustments were to increase distributions in excess of net investment income and decrease accumulated net realized loss on investment transactions by $1,357 due to differences in the treatment for book and tax purposes related to the investment in the Subsidiary and the reclassification of distributions. Net investment income, net realized gain (loss) on investment and foreign currency transactions and net assets were not affected by this change.

For the period ended October 31, 2015, the tax character of dividends paid by the Fund were $763,472 of ordinary income, $359,330 of long-term capital gains and $521,209 of tax return of capital. For the year ended February 28, 2015, the tax character of dividends paid by the Fund were $2,490,430 of ordinary income and $4,373,152 of long-term capital gains. For the year ended February 28, 2014, the tax character of dividends paid was $705,118 of ordinary income.

As of October 31, 2015, the Fund had no undistributed earnings on a tax basis.

The United States federal income tax basis of the Fund’s investments and the total net unrealized depreciation as of October 31, 2015 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustment	Total Net Unrealized Depreciation
$150,140,195	$4,226,487	$(3,655,376)	$571,111	$(10,738,658)	$(10,167,547)

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax reporting. The other cost basis adjustment are primarily attributable to appreciation of foreign currency, mark-to-market of futures contracts and the tax treatment of the investment in the Subsidiary.

34

For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2015 of approximately $2,101,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses.

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class Q, and Class Z shares. Class A shares are subject to a maximum front-end sales charge of 5.50%. Investors who purchase

$1 million or more of Class A shares and sell these shares within 12 months of purchase are not subject to an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are subject to a CDSC of 5%, which decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class B shares are closed to new purchases. The CDSC for Class C shares is 1% for shares redeemed within 12 months of purchase. Class Q and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

Under certain limited circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

As of October 31, 2015, Prudential owned 997 Class Q and 4,505,058 Class Z shares of the Fund.

Prudential Real Assets Fund	35

Notes to Consolidated Financial Statements

continued

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Eight months ended October 31, 2015:
Shares sold	209,553	$2,037,887
Shares issued in reinvestment of dividends, distributions and tax return of capital	10,420	101,219
Shares reacquired	(280,957)	(2,706,602)

Net increase (decrease) in shares outstanding before conversion	(60,984)	(567,496)
Shares issued upon conversion from other class(es)	331	3,211
Shares reacquired upon conversion into other class(es)	(6,314)	(59,861)

Net increase (decrease) in shares outstanding	(66,967)	$(624,146)

Year ended February 28, 2015:
Shares sold	724,039	$7,596,748
Shares issued in reinvestment of dividends and distributions	82,327	858,195
Shares reacquired	(234,449)	(2,444,947)

Net increase (decrease) in shares outstanding before conversion	571,917	6,009,996
Shares issued upon conversion from other share class(es)	435	4,593
Shares reacquired upon conversion into other share class(es)	(586,437)	(6,305,783)

Net increase (decrease) in shares outstanding	(14,085)	$(291,194)

Year ended February 28, 2014:
Shares sold	318,925	$3,321,618
Shares issued in reinvestment of dividends and distributions	8,864	90,502
Shares reacquired	(633,718)	(6,549,873)

Net increase (decrease) in shares outstanding before conversion	(305,929)	(3,137,753)
Shares issued upon conversion from other share class(es)	852	8,672

Net increase (decrease) in shares outstanding	(305,077)	$(3,129,081)

36

Class B	Shares	Amount
Eight months ended October 31, 2015:
Shares sold	3,207	$31,000
Shares issued in reinvestment of dividends, distributions and tax return of capital	609	6,020
Shares reacquired	(19,822)	(194,097)

Net increase (decrease) in shares outstanding before conversion	(16,006)	(157,077)
Shares reacquired upon conversion into other Class(es)	(332)	(3,211)

Net increase (decrease) in shares outstanding	(16,338)	$(160,288)

Year ended February 28, 2015:
Shares sold	6,696	$72,030
Shares issued in reinvestment of dividends and distributions	8,858	92,275
Shares reacquired	(15,830)	(164,195)

Net increase (decrease) in shares outstanding before conversion	(276)	110
Shares reacquired upon conversion into other share class(es)	(435)	(4,593)

Net increase (decrease) in shares outstanding	(711)	$(4,483)

Year ended February 28, 2014:
Shares sold	50,797	$519,338
Shares issued in reinvestment of dividends and distributions	13	135
Shares reacquired	(49,173)	(497,703)

Net increase (decrease) in shares outstanding before conversion	1,637	21,770
Shares reacquired upon conversion into other share class(es)	(858)	(8,672)

Net increase (decrease) in shares outstanding	779	$13,098

Class C
Eight months ended October 31, 2015:
Shares sold	38,740	$379,579
Shares issued in reinvestment of dividends, distributions and tax return of capital	2,089	20,647
Shares reacquired	(92,231)	(897,302)

Net increase (decrease) in shares outstanding	(51,402)	$(497,076)

Year ended February 28, 2015:
Shares sold	190,532	$2,000,952
Shares issued in reinvestment of dividends and distributions	23,164	240,739
Shares reacquired	(104,370)	(1,084,593)

Net increase (decrease) in shares outstanding	109,326	$1,157,098

Year ended February 28, 2014:
Shares sold	71,179	$739,901
Shares issued in reinvestment of dividends and distributions	32	325
Shares reacquired	(144,881)	(1,489,823)

Net increase (decrease) in shares outstanding	(73,670)	$(749,597)

Prudential Real Assets Fund	37

Notes to Consolidated Financial Statements

continued

Class Q	Shares	Amount
Eight months ended October 31, 2015:
Shares sold	5,660,039	$56,260,786
Shares issued in reinvestment of dividends, distributions and tax return of capital	49,106	466,703
Shares reacquired	(380)	(3,586)

Net increase (decrease) in shares outstanding	5,708,765	$56,723,903

Period ended February 28, 2015*:
Shares sold	985.2	$10,000
Shares issued in reinvestment of dividends and distributions	—	—
Shares reacquired	—	—

Net increase (decrease) in shares outstanding	985.2	$10,000

Class Z
Eight months ended October 31, 2015:
Shares sold	955,865	$9,408,512
Shares issued in reinvestment of dividends, distributions and tax return of capital	107,851	1,045,469
Shares reacquired	(1,410,265)	(13,743,426)

Net increase (decrease) in shares outstanding before conversion	(346,549)	(3,289,445)
Shares issued upon conversion from other class(es)	6,301	59,861

Net increase (decrease) in shares outstanding	(340,248)	$(3,229,584)

Year ended February 28, 2015:
Shares sold	3,078,116	$32,076,496
Shares issued in reinvestment of dividends and distributions	545,630	5,658,149
Shares reacquired	(791,238)	(8,278,500)

Net increase (decrease) in shares outstanding before conversion	2,832,508	29,456,145
Shares issued upon conversion from other share class(es)	585,211	6,305,783

Net increase (decrease) in shares outstanding	3,417,719	$35,761,928

Year ended February 28, 2014:
Shares sold	3,036,336	$31,541,653
Shares issued in reinvestment of dividends and distributions	60,030	613,505
Shares reacquired	(2,236,886)	(23,023,484)

Net increase (decrease) in shares outstanding	859,480	$9,131,674

*	Commencement of operations was January 23, 2015.

38

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. The commitment fee for the unused amount is accrued daily and paid quarterly.

The Fund utilized the SCA during the eight months ended October 31, 2015. The average daily balance for the 2 days that the Fund had loans outstanding during the period was $847,000, borrowed at a weighted average interest rate of 1.44%. The maximum loan outstanding during the period was $1,337,000. At October 31, 2015, the Fund did not have an outstanding loan amount.

Note 8. New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 regarding “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share”. The amendments in this update are effective for the Fund for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. ASU No. 2015-07 will eliminate the requirement to categorize investments in the fair value hierarchy if their fair value is measured at net asset value (“NAV”) per share (or its equivalent) using the practical expedient in the FASB’s fair value measurement guidance. Management has evaluated the implications of ASU No. 2015-07 and it has been determined that there is no impact on the financial statement disclosures.

Prudential Real Assets Fund	39

Financial Highlights

Class A Shares
	Eight Months Ended October 31,		Year Ended February 28,			Year Ended February 29,	December 30, 2010(d) through February 28,
	2015(h)		2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.15		$10.64	$10.51	$10.29	$10.18	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.05		.11	.10	.05	.01	(.01)
Net realized and unrealized gain (loss) on investments	(.75)		.12	.11	.26	.24	.19
Total from investment operations	(.70)		.23	.21	.31	.25	.18
Less Dividends and Distributions:
Dividends from net investment income	(.06)		(.13)	(.08)	(.09)	(.14)	-
Tax return of capital	-	(g)	-	-	-	-	-
Distributions from net realized gains	(.03)		(.59)	-	-	-	-
Total dividends and distributions	(.09)		(.72)	(.08)	(.09)	(.14)	-
Net Asset Value, end of period	$9.36		$10.15	$10.64	$10.51	$10.29	$10.18
Total Return(a):	(6.89)%		2.15%	2.01%	2.99%	2.46%	1.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$9,875		$11,396	$12,094	$15,148	$12,796	$794
Average net assets (000)	$11,060		$12,020	$13,203	$13,700	$9,183	$115
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.49%	(e)	.47%	.81%	1.28%	1.46%	1.45%	(e)
Expenses before waivers and/or expense reimbursement	1.33%	(e)	1.37%	1.43%	1.46%	1.84%	4.98%	(e)
Net investment income (loss)	.82%	(e)	1.00%	.93%	.45%	.09%	(.42)%	(e)
Portfolio turnover rate	48%	(f)	67%	114%	45%	52%	4%	(f)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

(g) Less than $.005.

(h) For the eight month period ended October 31, 2015. The fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.

See Notes to Consolidated Financial Statements.

40

Class B Shares
	Eight Months Ended October 31,		Year Ended February 28,				Year Ended February 29,	December 30, 2010(d) through February 28,
	2015(h)		2015	2014		2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.14		$10.62	$10.49		$10.29	$10.17	$10.00
Income (loss) from investment operations:
Net investment income (loss)	-	(g)	.02	.02		(.03)	(.08)	(.02)
Net realized and unrealized gain (loss) on investments	(.76)		.15	.11		.25	.26	.19
Total from investment operations	(.76)		.17	.13		.22	.18	.17
Less Dividends and Distributions:
Dividends from net investment income	(.01)		(.06)	-	(g)	(.02)	(.06)	-
Tax return of capital	-	(g)	-	-		-	-	-
Distributions from net realized gains	(.03)		(.59)	-		-	-	-
Total dividends and distributions	(.04)		(.65)	-	(g)	(.02)	(.06)	-
Net Asset Value, end of period	$9.34		$10.14	$10.62		$10.49	$10.29	$10.17
Total Return(a):	(7.45)%		1.48%	1.25%		2.16%	1.78%	1.70%

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,175		$1,440	$1,517		$1,490	$1,035	$76
Average net assets (000)	$1,296		$1,548	$1,421		$1,376	$633	$47
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.24%	(e)	1.22%	1.56%		2.03%	2.21%	2.20%	(e)
Expenses before waivers and/or expense reimbursement	2.03%	(e)	2.07%	2.13%		2.16%	2.51%	5.68%	(e)
Net investment income (loss)	.05%	(e)	.23%	.22%		(.30)%	(.82)%	(1.36)%	(e)
Portfolio turnover rate	48%	(f)	67%	114%		45%	52%	4%	(f)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

(g) Less than $.005.

(h) For the eight month period ended October 31, 2015. The fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	41

Financial Highlights

continued

Class C Shares
	Eight Months Ended October 31,		Year Ended February 28,				Year Ended February 29,	December 30, 2010(d) through February 28,
	2015(h)		2015	2014		2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.13		$10.62	$10.48		$10.28	$10.16	$10.00
Income (loss) from investment operations:
Net investment income (loss)	-	(g)	.01	.02		(.03)	(.07)	(.02)
Net realized and unrealized gain (loss) on investments	(.75)		.15	.12		.25	.25	.18
Total from investment operations	(.75)		.16	.14		.22	.18	.16
Less Dividends and Distributions:
Dividends from net investment income	(.01)		(.06)	-	(g)	(.02)	(.06)	-
Tax return of capital	-	(g)	-	-		-	-	-
Distributions from net realized gains	(.03)		(.59)	-		-	-	-
Total dividends and distributions	(.04)		(.65)	-	(g)	(.02)	(.06)	-
Net Asset Value, end of period	$9.34		$10.13	$10.62		$10.48	$10.28	$10.16
Total Return(a):	(7.36)%		1.38%	1.35%		2.17%	1.79%	1.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,817		$4,663	$3,726		$4,451	$3,856	$549
Average net assets (000)	$4,291		$4,320	$4,116		$4,110	$2,558	$114
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.24%	(e)	1.22%	1.56%		2.03%	2.21%	2.20%	(e)
Expenses before waivers and/or expense reimbursement	2.03%	(e)	2.07%	2.13%		2.16%	2.53%	5.68%	(e)
Net investment income (loss)	.07%	(e)	.14%	.17%		(.27)%	(.74)%	(1.07)%	(e)
Portfolio turnover rate	48%	(f)	67%	114%		45%	52%	4%	(f)

(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

(g) Less than $.005.

(h) For the eight month period ended October 31, 2015. The fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.

See Notes to Consolidated Financial Statements.

42

Class Q Shares
	Eight Months Ended October 31, 2015(g)	January 23, 2015(d) through February 28, 2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.16	$10.15
Income (loss) from investment operations:
Net investment income (loss)	.08	(.04)
Net realized and unrealized gain (loss) on investments	(.77)	.05
Total from investment operations	(.69)	.01
Less Dividends and Distributions:
Dividends from net investment income	(.07)	-
Tax return of capital	(.01)	-
Distributions from net realized gains	(.03)	-
Total dividends and distributions	(.11)	-
Net Asset Value, end of period	$9.36	$10.16
Total Return(a):	(6.78)%	0.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$53,463	$10
Average net assets (000)	$29,985	$10
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.15% (e)	.15%	(e)
Expenses before waivers and/or expense reimbursement	.94% (e)	1.06%	(e)
Net investment income (loss)	1.33% (e)	(3.50)%	(e)
Portfolio turnover rate	48% (f)	67%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

(g) For the eight month period ended October 31, 2015. The fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.

See Notes to Consolidated Financial Statements.

Prudential Real Assets Fund	43

Financial Highlights

continued

Class Z Shares
	Eight Months Ended October 31,	Year Ended February 28,			Year Ended February 29,	December 30, 2010(d) through February 28,
	2015(g)	2015	2014	2013	2012	2011
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.17	$10.65	$10.52	$10.30	$10.18	$10.00
Income (loss) from investment operations:
Net investment income (loss)	.07	.11	.11	.07	.06	(.01)
Net realized and unrealized gain (loss) on investments	(.76)	.16	.12	.26	.22	.19
Total from investment operations	(.69)	.27	.23	.33	.28	.18
Less Dividends and Distributions:
Dividends from net investment income	(.06)	(.16)	(.10)	(.11)	(.16)	-
Tax return of capital	(.02)	-	-	-	-	-
Distributions from net realized gains	(.03)	(.59)	-	-	-	-
Total dividends and distributions	(.11)	(.75)	(.10)	(.11)	(.16)	-
Net asset value, end of period	$9.37	$10.17	$10.65	$10.52	$10.30	$10.18
Total Return(a):	(6.83)%	2.51%	2.27%	3.22%	2.81%	1.80%

Ratios/Supplemental Data:
Net assets, end of period (000)	$88,784	$99,800	$68,174	$58,273	$49,371	$41,270
Average net assets (000)	$94,841	$83,675	$60,758	$50,717	$44,750	$40,011
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.24% (e)	.22%	.56%	1.03%	1.21%	1.20%	(e)
Expenses before waivers and/or expense reimbursement	1.03% (e)	1.07%	1.13%	1.16%	1.58%	4.68%	(e)
Net investment income (loss)	1.06% (e)	1.07%	1.08%	.72%	.56%	(.45)%	(e)
Portfolio turnover rate	48% (f)	67%	114%	45%	52%	4%	(f)

(a) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(b) Calculated based on average shares outstanding during the period.

(c) Does not include expenses of the underlying funds in which the Fund invests.

(d) Commencement of operations.

(e) Annualized.

(f) Not annualized.

(g) For the eight month period ended October 31, 2015. The fund changed its fiscal year end from February 28 to October 31, effective October 31, 2015.

See Notes to Consolidated Financial Statements.

44

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios 3:

We have audited the accompanying consolidated statement of assets and liabilities of Prudential Real Assets Fund, a series of Prudential Investment Portfolios 3 (hereafter referred to as the “Fund and subsidiary”), including the consolidated portfolio of investments, as of October 31, 2015, and the related consolidated statements of operations for the eight-month period ended October 31, 2015 and the year ended February 28, 2015, the consolidated statements of changes in net assets for the eight-month period ended October 31, 2015 and each of the years in the two-year period ended February 28, 2015, and the financial highlights for the eight-month period ended October 31, 2015 and each of the years in the four-year period ended February 28, 2015 and the period from December 30, 2010 (commencement of operations) through February 28, 2011. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund and subsidiary as of October 31, 2015, and the results of their operations, the changes in their net assets and the financial highlights for each of the years or periods described in the above paragraph, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 16, 2015

Prudential Real Assets Fund	45

Federal Income Tax Information

(Unaudited)

We are advising you that during the period ended October 31, 2015, the Fund reports the maximum amount allowed per share but not less than $0.03 for Class A, B, C, Q and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the period ended October 31, 2015, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Real Assets Fund	12.16%	7.50%

In January 2016, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2015.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 43.19% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

46

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Funds is set forth below. Board Members who are not deemed to be “interested persons” of the Funds, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Funds are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Funds.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (57) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (63) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (63) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential Real Assets Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (59) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (70) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (72) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (72) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

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Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (53) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (56) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*

Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a non-management Interested Board Member.

(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 2003; Stephen G. Stoneburn, 2000; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential Real Assets Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (60) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (40) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (57) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (57) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (41) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Amanda S. Ryan (37) Assistant Secretary	Director and Corporate Counsel (since March 2012) of Prudential; Director and Assistant Secretary (since June 2012) of Prudential Investments LLC; Associate at Ropes & Gray LLP (2008-2012).	Since 2012
Theresa C. Thompson (53) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (47) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (51) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (57) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (48) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (54) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (47) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

Prudential Real Assets Fund

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential Real Assets Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreements with each of Quantitative Management Associates LLC (“QMA”), Prudential Investment Management, Inc. (“PIM”) and CoreCommodity Management, LLC (“Core”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 9-11, 2015 and approved the renewal of the agreements through July 31, 2016, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and each of QMA, PIM and Core. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadvisers, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board

[1]	Prudential Real Assets Fund is a series of Prudential Investment Portfolios 3.

Prudential Real Assets Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 9-11, 2015.

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and each of QMA, PIM and Core, which serve as the Fund’s subadvisers pursuant to the terms of separate subadvisory agreements with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI, QMA, PIM and Core. The Board considered the services provided by PI, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadvisers, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadvisers. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, PIM and Core, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadvisers as well as PI’s recommendation, based on its review of each subadviser, to renew each subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund, QMA, PIM and Core and also considered the qualifications, backgrounds and responsibilities of the QMA, PIM and Core portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s, QMA’s, PIM’s and Core’s organizational structures, senior management, investment operations, and other relevant information pertaining to PI, QMA, PIM and Core. The Board also noted that it received favorable compliance reports from the Fund’s

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Chief Compliance Officer (“CCO”) as to each of PI, QMA, PIM and Core. The Board noted that QMA and PIM are affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by each of QMA, PIM and Core and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI, QMA, PIM and Core under the management and subadvisory agreements.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI to the Fund during the year ended December 31, 2014 exceeded the management fees paid by the Fund, resulting in an operating loss to PI. The Board further noted that two of the subadvisers are affiliated with PI and that their profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

The Board further noted that Core was not affiliated with PI, and concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rate was negotiated by PI and Core, as well as the fact that PI compensates Core out of its management fee.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

Prudential Real Assets Fund

Approval of Advisory Agreements (continued)

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board considered information provided by PI regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PI’s investment in the Fund over time. The Board noted that economies of scale, if any, may be shared with the Fund in several ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PI, QMA, PIM and Core

The Board considered potential ancillary benefits that might be received by PI, QMA, PIM, Core and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to its reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by each of QMA, PIM and Core included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PI, QMA, PIM and Core were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2014.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended February 28, 2014. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate

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actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (a custom Lipper Universe comprised of real assets funds)2 and the Peer Group were objectively determined by Lipper Inc.

(“Lipper”), an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board and PI agreed to continue the existing expense cap of 0.85% (exclusive of 12b-1 fees and certain other fees, but inclusive of acquired fund fees) through June 30, 2016.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

[2]

The Fund was compared to a custom Lipper Universe comprised of real assets funds, although Lipper classifies the Fund in its Flexible Portfolio Funds Performance Universe. The Fund was compared to a custom Lipper Universe of real assets funds because PI believes that these funds provide a more appropriate basis for Fund performance comparisons.

Prudential Real Assets Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Amanda S. Ryan, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISERS	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	Prudential Investment Management, Inc.	655 Broad Street Newark, NJ 07102

	CoreCommodity Management LLC	The Metro Center One Stamford Place Three North Stamford, CT 06902

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential Real Assets Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL REAL ASSETS FUND

SHARE CLASS	A	B	C	Q	Z
NASDAQ	PUDAX	PUDBX	PUDCX	PUDQX	PUDZX
CUSIP	74440K819	74440K793	74440K785	74440K744	74440K777

MF207E    0286263-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal period March 1, 2015 through October 31, 2015, and the fiscal years ended February 28, 2015 and February 28, 2014, KPMG LLP (“KPMG”), the Fund’s principal accountant, billed the Fund $46,350, $46,350, and $46,350 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal period March 1, 2015 through October 31, 2015 and the fiscal years ended February 28, 2015 and February 28, 2014: none.

(c) Tax Fees

For the fiscal period March 1, 2015 through October 31, 2015 and the fiscal years ended February 28, 2015 and February 28, 2014: none.

(d) All Other Fees

For the fiscal period March 1, 2015 through October 31, 2015 and the fiscal years ended February 28, 2015 and February 28, 2014: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
¡	Federal, state and local income tax compliance; and,
¡	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies
➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-

approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal period March 1, 2015 through October 31, 2015 and the fiscal years ended February 28, 2015 and February 28, 2014: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal period March 1, 2015 through October 31, 2015 and the fiscal years ended February 28, 2015, February 28, 2014 was $0, $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	– Exhibits

	(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

	(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 3

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	December 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 18, 2015

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	December 18, 2015